                                                                      EXHIBIT 99

                                  Center Trust
                            Supplemental Information
                               December 31, 1998

                               Table of Contents

                                                                          Page
                                                                          -----
Company Profile..........................................................   5
Financial Highlights.....................................................  6-7
Reconciliation of Common Shares and Operating Partnership Units
 Outstanding.............................................................   8
Same Property Net Operating Income.......................................   9
Summary of Leasing Activity -- Community Shopping Centers................  10
Property Acquisitions....................................................  11
Portfolio Detail.........................................................  12
Portfolio Summary -- by Region........................................... 13-17
Lease Expirations -- Overall Portfolio...................................  18
Lease Expirations -- Community Shopping Centers by Region................ 19-20
Tenant Concentration.....................................................  21
Segment Concentration....................................................  22
Consolidated Statements of Operations and Reconciliation to Funds From
 Operations..............................................................  23
Balance Sheets...........................................................  24
Summary of Debt Outstanding..............................................  25
Schedule of Debt Maturities..............................................  26

                                 CENTER TRUST

                                COMPANY PROFILE
                               December 31, 1998

  Center Trust, a fully integrated, self-managed real estate investment trust, is a leading developer, owner and manager of retail shopping centers in the western United States. The Company owns or controls a portfolio of 61 shopping centers, comprised of 48 community shopping centers, two regional malls and 11 single tenant facilities comprising 12.1 million square feet of total shopping center gross leasable area (GLA) and 9.8 million square feet of Company owned GLA. Of the 48 community shopping centers, 19 were acquired in 1998 with an additional 8 having been acquired during the later half of 1997, increasing the Company's portfolio of Community Shopping Centers by 4.4 million square feet or 90%. Reflected in these numbers is the sale of two properties during the first quarter of 1999, The City Center and Sam's Fountain Valley. The Company owns properties in five states, California, Oregon, Washington, Nevada and Arizona.

  The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter and year ended, December 31, 1998 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 1997 Form 10-K and 1998 quarterly filings on Form 10-Q.

  Certain statements contained in this Supplemental Information package may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from what is currently anticipated. Those risks include, among others, national and local economic, business and real estate conditions that will, among other things, affect demand for retail properties, availability and creditworthiness of prospective tenants, the level of lease rents and the availability of financing for both tenants and the Company, adverse changes in the real estate markets including, among other things, competition with other companies, risks of real estate acquisition and development (including the failure of pending acquisitions to close and successful completion of renovations), governmental actions and initiatives, and environmental/safety requirements, and other risks detailed from time to time in Center Trust's SEC filings.

  Copies of this information as well as other public filings are available by request. Please direct your requests in addition to any questions you have to Stuart Gulland, Senior Vice President and Chief Financial Officer, Ed Stokx, Vice President and Controller or Lorie Schkud, Investor Relations, Center Trust, 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, or call
(310) 546-4520.

                                 CENTER TRUST

                             FINANCIAL HIGHLIGHTS
                            As of December 31, 1998
                 (in thousands except share and Property data)

                                     Three Months Ended   Twelve Months Ended
                                        December 31,         December 31,
                                     -------------------- --------------------
                                       1998       1997      1998       1997
                                     ---------  --------- ---------  ---------
Financial Highlights
Funds From Operations (FFO)
  FFO--Basic........................ $  10,900  $  5,985  $  36,301  $  21,924
  FFO--Diluted(1)................... $  14,366  $  9,452  $  50,169  $  35,793
  FFO per share--Basic.............. $    0.35  $   0.31  $    1.37  $    1.25
  FFO per share--Diluted(1)......... $    0.36  $   0.33  $    1.40  $    1.33
Net Loss............................ $ (14,855) $ (6,779) $  (8,113) $  (4,645)
  Net Loss Per Share--Basic and
   Diluted.......................... $   (0.58) $  (0.44) $   (0.38) $   (0.35)

Funds Available for Distribution
 (FAD).............................. $  10,852  $  6,210  $  36,642  $  23,308
  FAD per share--Basic.............. $    0.35  $   0.32  $    1.38  $    1.32
EBITDA.............................. $  23,924  $ 14,876  $  84,159  $  58,700

Dividends Per Share................. $    0.36  $   0.36  $    1.44  $    1.44
Interest Expense Coverage Ratios:
  Based on EBITDA...................       1.8       1.6        1.7        1.6
  Based on EBITDA--Excluding
   Debenture Interest...............       2.5       2.7        2.4        2.6

                                                     As of December 31,
                                               --------------------------------
                                                  1998       1997       1996
                                               ----------  ---------  ---------
Portfolio Information
Company Owned GLA
  Community Shopping Centers..................  7,887,404  4,704,838  3,743,744
  Regional Malls..............................  1,178,009  1,152,040  1,131,809
  Single Tenant Facilities....................  1,119,212  1,360,121  1,362,721
    Total Company Owned GLA................... 10,184,625  7,216,999  6,238,274
Percentage Leased
  Community Shopping Centers..................       91.9%      93.8%      93.0%
  Regional Malls..............................       90.9%      91.3%      92.5%
  Single Tenant Facilities....................      100.0%     100.0%     100.0%
    Overall Portfolio.........................       92.7%      94.6%      95.8%
Average Base Rent per Square Foot
  Community Shopping Centers.................. $    11.26  $   11.15  $   10.49
  Regional Malls.............................. $    16.16  $   16.95  $   16.84
  Single Tenant Facilities.................... $     6.37  $    5.73  $    5.86
    Overall Portfolio......................... $    11.23  $   10.96  $   10.61
Number of Properties
  Community Shopping Centers..................         49         30         22
  Regional Malls..............................          2          2          2
  Single Tenant Facilities....................         12         14         14
    Overall Portfolio.........................         63         46         38

--------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations.

                                 CENTER TRUST

                             FINANCIAL HIGHLIGHTS
                            As of December 31, 1998
                       (in thousands except share data)

                                     Three Months Ended    Twelve Months Ended
                                        December 31,          December 31,
                                    --------------------- ---------------------
                                       1998       1997       1998       1997
                                    ---------- ---------- ---------- ----------
Equity Information
 End of Period
  Limited Partnership Units
   Outstanding.....................  4,978,240  4,279,789  4,978,240  4,279,789
  Common Shares Outstanding at End
   of Period(1).................... 25,346,727 16,174,848 25,346,727 16,174,848
                                    ---------- ---------- ---------- ----------
    Total Units and Common Shares
     Outstanding................... 30,324,967 20,454,637 30,324,967 20,454,637
                                    ========== ========== ========== ==========
 Weighted Average
  Basic Weighted Average Units
   Outstanding.....................  5,169,497  4,281,021  4,996,278  4,285,097
  Basic Weighted Average Common
   Shares Outstanding.............. 25,607,087 15,268,505 21,519,034 13,312,311
                                    ---------- ---------- ---------- ----------
  Basic Weighted Average Units and
   Common Shares Outstanding....... 30,776,584 19,549,526 26,515,312 17,597,408
                                    ---------- ---------- ---------- ----------
  Number of Common Shares
   Attributed to Convertible and
   Exchangeable Debentures.........  9,366,611  9,366,611  9,366,611  9,366,611
                                    ---------- ---------- ---------- ----------
  Diluted Weighted Average Common
   Shares and Common Share
   Equivalents(2).................. 40,143,195 28,916,137 35,881,923 26,964,019
                                    ========== ========== ========== ==========

                                                                 As of
                                                       -------------------------
                                                       December 31, December 31,
                                                           1998         1997
                                                       ------------ ------------
Debt-to-Market Capitalization
  Common Stock Price at End of Period.................  $    12.25    $  17.44
  Equity Market Capitalization........................  $  371,481     356,729
  Total Capitalization................................  $1,037,466    $838,988
    Total Capitalization Assuming Conversion of
     Debentures.......................................  $  938,608    $833,743
  Debt-to-Total Capitalization........................        64.2%       57.5%
  Debt-to-Total Capitalization(3).....................        59.4%       61.1%
  Debt-to-Total Capitalization Assuming Conversion of
   Debentures.........................................        50.6%       37.6%
  Debt-to-Total Capitalization Assuming Conversion of
   Debentures(3)......................................        45.5%       41.2%

--------
(1) As of December 31, 1998, an affiliate of Lazard Freres Real Estate Investors, LLC was obligated to purchase an additional 2,260,232 shares of common stock at $15.00 per share.

(2) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations. Such shares are not included in the determination of diluted EPS as they are antidilutive.

(3) Assuming a consistent stock price of $15.00 per share which represents the price of stock sold during the respective periods.

           RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                               UNITS OUTSTANDING
                            As of December 31, 1998

Common Shares:
  Balance, January 1, 1998.......................................... 16,174,848
    Shares Issued...................................................  2,700,000
    Issuance of Stock Awards to Employees...........................    139,310
                                                                     ----------
  Balance, March 31, 1998........................................... 19,014,158
    Shares Issued...................................................  3,333,333
    Issuance of Stock Awards to Employees...........................        769
                                                                     ----------
  Balance, June 30, 1998............................................ 22,348,260
    Shares Issued...................................................  3,366,667
    Issuance of Stock Awards to Employees...........................     64,681
                                                                     ----------
  Balance, September 30, 1998....................................... 25,779,608
    Shares Repurchased(1)...........................................   (436,700)
    Issuance of Stock Awards to Employees...........................      3,819
                                                                     ----------
  Balance, December 31, 1998........................................ 25,346,727
                                                                     ==========
Operating Partnership Units:
  Balance, January 1, 1998..........................................  4,279,789
    Units Issued....................................................    913,472
                                                                     ----------
  Balance, March 31, 1998...........................................  5,193,261
    Units Issued....................................................     78,978
                                                                     ----------
  Balance, June 30, 1998............................................  5,272,239
    Units Issued....................................................      1,621
    Units Repurchased...............................................    (86,148)
                                                                     ----------
  Balance, September 30, 1998.......................................  5,187,712
    Units Repurchased...............................................   (209,472)
                                                                     ----------
  Balance, December 31, 1998........................................  4,978,240
                                                                     ==========

--------
(1) Shares purchased under $25 million repurchase program approved by the Board of Directors. Average cost per share including commissions and other costs was $11.86.

                                 CENTER TRUST

                            SAME PROPERTY ACTIVITY
                               December 31, 1998

                           Three Months               Twelve Months
                               Ended                      Ended
                           December 31,               December 31,
                          ----------------           ----------------
   Community Shopping
       Centers(1)          1998     1997    % Change  1998     1997    % Change
   ------------------     -------  -------  -------- -------  -------  --------
Revenues:
  Rental Revenue......... $ 8,467  $ 8,187     3.4%  $33,550  $32,308     3.8%
  Recoveries from
   Tenants...............   2,390    2,215     7.9%    8,696    8,496     2.4%
  Other Income...........     118      138               507      565
                          -------  -------           -------  -------
    Total Revenues.......  10,975   10,540     4.1%   42,753   41,369     3.3%
                          -------  -------           -------  -------
Expenses:
  Recoverable Operating
   Expenses..............   2,531    2,434     4.0%    9,254    9,054     2.2%
  Other Operating
   Expenses..............     449      423     6.1%    1,501    1,573    -4.6%
                          -------  -------           -------  -------
    Total Expenses.......   2,980    2,857     4.3%   10,755   10,627     1.2%
                          -------  -------           -------  -------
Net Operating Income..... $ 7,995  $ 7,683     4.1%  $31,998  $30,742     4.1%
                          =======  =======           =======  =======
Total Properties.........      19       19                19       19
                          =======  =======           =======  =======
Percentage Leased........    95.2%    95.7%             95.2%    95.7%
                          =======  =======           =======  =======
Average Base Rent per
 square foot............. $ 11.37  $ 11.12           $ 11.37  $ 11.12
                          =======  =======           =======  =======
                           Three Months               Twelve Months
                               Ended                      Ended
                           December 31,               December 31,
                          ----------------           ----------------
     Regional Malls        1998     1997    % Change  1998     1997    % Change
     --------------       -------  -------  -------- -------  -------  --------
Revenues:
  Rental Revenue......... $ 4,664  $ 4,547     2.6%  $18,040  $17,993     0.3%
  Recoveries from
   Tenants...............   2,538    2,303    10.2%    9,392    8,790     6.8%
  Other Income...........     980      742             3,316    3,048
                          -------  -------           -------  -------
    Total Revenues.......   8,182    7,592     7.8%   30,748   29,831     3.1%
                          -------  -------           -------  -------
Expenses:
  Recoverable Operating
   Expenses..............   3,410    2,978    14.5%   12,174   10,773    13.0%
  Other Operating
   Expenses..............      51      224               532    1,215
                          -------  -------           -------  -------
    Total Expenses.......   3,461    3,202     8.1%   12,706   11,988     6.0%
                          -------  -------           -------  -------
Net Operating Income..... $ 4,721  $ 4,390     7.5%  $18,042  $17,843     1.1%
                          =======  =======           =======  =======
Total Properties.........       2        2                 2        2
                          =======  =======           =======  =======
Percentage Leased........    90.9%    91.5%             90.9%    91.5%
                          =======  =======           =======  =======
Average Base Rent per
 square foot............. $ 16.16  $ 16.95           $ 16.16  $ 16.95
                          =======  =======           =======  =======

  Same Store properties are those which were owned as of January 1, 1997.

--------
(1) Excludes Medford Center, Covina Town Square and Empire Center which were either under development or held for sale. Including these properties, same property NOI increased 13.6% for the quarter ended December 31, 1998 and 10.7% for the twelve months ended December 31, 1998 over the same periods in the prior year.

                                  CENTER TRUST

            SUMMARY OF LEASING ACTIVITY--COMMUNITY SHOPPING CENTERS
                            As of December 31, 1998

                                                          Three        Twelve
                                                       Months Ended Months Ended
                                                       December 31, December 31,
                                                       ------------ ------------
  Space Vacated
   Number of Leases...................................         18            67
   Gross Leasable Area................................    126,572       314,441
   Base Rent per Square Foot..........................   $   6.93    $     9.02
  New Leases Executed
   Number of Leases Executed..........................         26            70
   Gross Leasable Area................................    149,650       269,838
   Base Rent per Square Foot..........................   $   7.89    $    10.33
  Lease Renewals Executed
   Number of Leases...................................         21            65
   Gross Leasable Area................................     31,275       196,255
   New Annual Base Rent per Square Foot...............   $  18.77    $    13.85
   Percentage Change from Prior.......................        2.8%          3.9%
  Leases with Contractual Rent Adjustments
   Number of Leases...................................         80           333
   Gross Leasable Area................................    383,257     1,277,670
   New Annual Base Rent per Square Foot...............   $   2.06    $    13.38
   Percentage Change from Prior.......................        7.3%         11.8%

                                  CENTER TRUST

                       SUMMARY OF ACQUISITION PROPERTIES
                 For the Twelve Months Ended December 31, 1998

                                                                                                       Aggregate
 Date                                                                        Company  Percent   Year      Cost
Acquired  Property Name                   Location             Total GLA    Owned GLA Leased  Complete  (000's)
--------  -------------                   --------             ---------    --------- ------- -------- ---------
1/20/98   Covington Square                Kent, WA               155,370      151,427  93.4%    1986
3/11/98   Pavilions Centre                Federal Way, WA        200,209      200,209  78.3%    1995
3/27/98   Loma Square                     San Diego, CA          210,704      210,704  93.9%    1980
3/27/98   North County Plaza              Carlsbad, CA           153,325      153,325  93.0%    1987
3/27/98   Center of El Centro             El Centro, CA          179,889      178,889  97.0%    1980
3/27/98   Vineyards Marketplace           Rancho Cucamonga, CA   153,325       56,035  92.0%    1991
3/27/98   Bakersfield Shopping Center     Bakersfield, CA         14,115       14,115  90.3%    1978
3/31/98   Southpointe Plaza               Sacramento, CA         193,409       83,409  84.7%    1982
                                                               ---------    ---------                  --------
Subtotal--First Quarter                                        1,260,346    1,048,113                  $116,900
                                                               ---------    ---------                  --------
4/30/98   Sixth Avenue Plaza              Tacoma, WA             139,107      139,107  97.1%    1986
4/30/98   Southern Palms Center           Tempe, AZ              254,863      254,863  95.3%    1980
 5/1/98   Mineral King Plaza              Visalia, CA            115,336       39,060  84.1%    1983
5/12/98   Madera Marketplace              Madera, CA             294,059      168,596  92.7%    1992
5/18/98   Fairwood Center                 Renton, WA             211,682      211,682  96.5%    1995
6/24/98   Charleston Plaza                Las Vegas, NV          283,646(1)   222,594  92.4%    1989
6/25/98   Kyrene Village                  Chandler, AZ           161,174      161,174  92.4%    1987
6/29/98   Sunrise Place Center            Tucson, AZ              40,974(2)    40,974  98.1%    1992
                                                               ---------    ---------                  --------
Subtotal--Second Quarter                                       1,500,841    1,238,050                   108,100
                                                               ---------    ---------                  --------
8/20/98   North Mountain Village          Phoenix, AZ            147,510       94,379   100%    1985
8/26/98   Torrance Promenade              Torrance, CA           266,728      263,228  98.7%    1991
9/24/98   Mountain Square Shopping Center Upland, CA             273,280      273,280  82.9%    1988
                                                               ---------    ---------                  --------
Subtotal--Third Quarter                                          687,518      630,887                    84,900
                                                               ---------    ---------                  --------
Total 1998                                                     3,448,705    2,917,050                  $309,900
                                                               =========    =========                  ========

--------
(1) 11,902 square feet of the total is to be acquired upon completion of construction.

(2) Center Trust owned the 103,025 square feet anchor space prior to the acquisition of the adjacent shop space.

                                  CENTER TRUST

                                PORTFOLIO DETAIL
                            As of December 31, 1998

                                                                           GLA as
                                                                            % of
                                                                            Total                        Average
                                         Total Leased GLA                  Company                      Base Rent
                         Number of  ---------------------------  Company    Owned  Percent  Annualized   per sq.
                         Properties  Anchor     Pad     Shop    Owned GLA    GLA   Leased   Base Rent      ft.
                         ---------- --------- ------- --------- ---------- ------- ------- ------------ ---------
 COMMUNITY SHOPPING
  CENTERS
 Pacific Northwest
  Region................     12       929,436 103,432   692,141  1,893,684   18.6%   91.1  $ 18,125,529  $10.46
 Northern & Central
  California Region.....      8       436,195  11,808   386,392    859,975    8.4    97.0    10,250,056   12.28
 Southern California
  Region................     24     2,733,760 346,842   837,461  4,256,736   41.8    92.0    46,741,018   11.92
 Southwest Region.......      5       421,328  39,471   309,018    877,009    8.6    87.8     6,575,553    8.54
                            ---     --------- ------- --------- ----------  -----   -----  ------------  ------
 TOTAL COMMUNITY
  SHOPPING CENTERS......     49     4,520,719 501,553 2,225,012  7,887,404   77.4    91.9  $ 81,692,156  $11.26
 REGIONAL MALLS.........      2       609,515  78,594   382,358  1,178,009   11.6    90.9  $ 17,302,916  $16.16
 SINGLE TENANT
  FACILITIES                 12     1,106,970  12.242       --   1,119,212   11.0   100.0  $  7,129,031  $ 6.37
                            ---     --------- ------- --------- ----------  -----   -----  ------------  ------
 TOTAL PORTFOLIO........     63     6,237,204 592,389 2,607,370 10,184,625  100.0%   92.7  $106,124,103  $11.23
                            ===     ========= ======= ========= ==========  =====   =====  ============  ======

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                            As of December 31, 1998

                   Year
                   Built     Total Leased GLA                                     Average
                    or    -----------------------  Company  Percent Annualized   Base Rent
 Property Name    Remodel Anchor    Pad    Shop   Owned GLA Leased   Base Rent  per sq. ft.      Anchor or Principal Tenants
 -------------    ------- ------  ------- ------- --------- ------- ----------- -----------      ---------------------------
COMMUNITY
 SHOPPING
 CENTERS
Pacific
 Northwest
 Region
Covington
 Square.........   1986    70,837     --   69,124   151,427  92.4   $ 1,515,541   $10.83    Safeway, Payless Drugs
 Covington, WA
Fairwood
 Shopping
 Center.........   1995   102,399  10,954  84,670   208,082  95.2     2,138,985    10.80    Safeway, PicNSave, ACE Hardware,
 Renton, WA                                                                                 Quality Food Centers
Frontier Village
 Shopping
 Center.........   1993    68,473  22,023  61,624   153,320  99.2     1,521,416    10.00    Safeway, Bartell Drugs
 Lake Stevens,
  WA
Gresham Town
 Fair...........   1988   159,282  26,587  66,619   264,649  95.4     2,209,146     8.75    Ross Stores, Emporium,
 Gresham, OR                                                                                G. I. Joe's, Craft Warehouse
The Medford
 Center.........   1998   196,032   9,432  54,379   319,423  81.3     1,984,677     7.41    Cinemark Theatres, Sears, Emporium,
 Medford, OR                                                                                Safeway*, Payless*, Circuit City
Pacific Linen
 Plaza..........   1988    25,000     --   42,244    69,432  96.8       908,297    13.51    Pacific Linen, Payless Shoesource,
 Lynnwood, WA                                                                               Men's Wearhouse
Pavilions'
 Centre.........   1995    80,056     --   71,847   200,209  75.9     2,533,958    16.68    Quality Food Centers, Barnes & Noble
 Federal Way, WA                                                                            Blockbuster Music, Petco
Ross Center.....   1987    53,331   7,000  68,544   132,465  97.3     1,482,720    11.51    Ross Stores, Michaels, Pier 1 Imports
 Portland, OR
Silverdale
 Shopping
 Center.........   1990    29,020     --   34,615    67,330  94.5       755,314    11.87    Ross Stores
 Silverdale, WA
Sixth Avenue
 Plaza..........   1986    73,166     --   53,811   139,107  91.3       969,499     7.64    Sears, Drug Emporium, Artco
 Tacoma, WA
Vancouver Park
 Place..........   1987    33,938  14,100  29,151    77,989  99.0       918,016    11.89    T.J. Maxx, Pier 1 Imports
 Vancouver, WA
Westgate North
 Shopping
 Center.........   1980    37,902  13,336  55,513   110,251  96.8     1,187,960    11.13    Quality Food Centers
 Tacoma, WA
                          ------- ------- ------- ---------  ----   -----------   ------
Pacific
 Northwest
 Region.........          929,436 103,432 692,141 1,893,684  91.1   $18,125,529   $10.46
                          ======= ======= ======= =========  ====   ===========   ======

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                            As of December 31, 1998

                      Year
                      Built     Total Leased GLA    Company                       Average
                       or    ----------------------  Owned  Percent Annualized   Base Rent             Anchor or
Property Name        Remodel Anchor   Pad    Shop     GLA   Leased   Base Rent  per sq. ft.        Principal Tenants
-------------        ------- ------- ------ ------- ------- ------- ----------- -----------        -----------------
Northern &
 Central
 California
 Region
Bakersfield
 Shopping Center.     1978       --     --   12,740  14,115   90.3  $    89,651   $ 7.04    Video One
 Bakersfield, CA
The City Center..     1992   177,584    --   15,329 194,193   99.3    2,817,824    14.61    Toys 'R' Us, Mervyn's, Office
                                                                                            Depot, Good
 San Francisco,                                                                             Guys
  CA
Madera
 Marketplace.....     1992    92,278    --   72,763 168,596   97.9    1,688,378    10.23    Wal-Mart*, J.C. Penney, Safeway
 Madera, CA
Marshall's Plaza.     1989    43,000    --   34,875  79,000   98.6    1,128,166    14.49    Marshall's, Good Guys
 Modesto, CA
Mineral King                                                                                Vons*, Longs Drug*, Chuck E.
 Plaza...........     1983       --     --   32,860  39,060   84.1      517,559    15.75    Cheese's
 Visalia, CA
Rheem Valley.....     1990    51,009  5,150  90,928 153,941   95.5    1,644,732    11.18    T. J. Maxx, Longs Drugs*
 Moraga, CA
Rosedale Village
 Shopping Center.     1991    72,324  6,658  45,704 127,527   97.8    1,373,269    11.01    Savemart, Payless Drugs, KMart*
 Bakersfield, CA
Southpointe                                                                                 Target*, Big 5 Sporting Goods,
 Plaza...........     1982       --     --   81,193  83,543   97.2      990,477    12.20    Discovery Zone
 Sacramento, CA
                             ------- ------ ------- -------  -----  -----------   ------
Northern &
 Central
 California
 Region..........            436,195 11,808 386,392 859,975   97.0  $10,250,056   $12.28
                             ======= ====== ======= =======  =====  ===========   ======
Southern
 California
 Region
Advantage/Sportmart
 Shopping Center.     1988   105,210 12,650     --  117,860  100.0  $ 1,358,610   $11.53    Advantage (Lucky), SportMart
 San Diego, CA
Center of El                                                                                Sears, Mervyn's, Miller's
 Centro..........     1980   149,300  5,623  18,616 178,889   97.0      654,618     3.77    Outpost
 El Centro, CA
Country Fair
 Shopping Center.     1992    96,225 24,341  27,801 168,367   88.1    1,934,245    13.04    Albertsons*, Petsmart, Thrifty,
 Chino, CA                                                                                  Staples, T.J. Maxx
Covina Town                                                                                 AMC Theatres, Home Depot,
 Square..........     1997   266,383 13,583  49,654 358,600   91.9    4,957,045    15.04    Staples,
 Covina, CA                                                                                 Petsmart, Michael's

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                            As of December 31, 1998

                   Year
                   Built     Total Leased GLA     Company                      Average
                    or    -----------------------  Owned  Percent Annualized  Base Rent                 Anchor or
Property Name     Remodel Anchor    Pad    Shop     GLA   Leased  Base Rent  per sq. ft.            Principal Tenants
-------------     ------- ------- ------- ------- ------- ------- ---------- -----------            -----------------
Date Palm
Center..........   1987    99,919     --   16,318 117,362   99.0  1,746,247     15.02    Sam's Club (Wal-Mart)
 Cathedral City,
 CA
El Camino North.   1982    96,600 130,611  67,246 324,394   90.8  3,564,190     12.10    Mervyn's*, Toys 'R' Us*, Mann Theatres,
 Oceanside, CA                                                                           Ross Stores, Steinmart
Empire Center...   1993    50,967  15,690  84,751 261,996   57.8  1,512,306      9.99    Target*, Mervyn's*, Miller's Outpost,
 Fontana, CA                                                                             Ross Stores
Fire Mountain
Center..........   1987    44,481  14,580  24,465  93,778   89.1  1,636,656     19.59    Stroud's, Lamps Plus, Wherehouse,
 Oceanside, CA                                                                           Aaron Bros., Trader Joe's, Bookstar
Fullerton Town
Center..........   1987   177,653  19,722  60,510 278,647   92.5  3,918,186     15.19    Price Club*, AMC Theatres, Aaron Bros.,
 Fullerton, CA                                                                           Toys 'R' Us, Fabri-Centers, Office Depot
Gardena Gateway
Center..........   1990    41,300   5,062  18,225  65,987   97.9    978,481     15.15    Thrifty, 99 Ranch Market
 Gardena, CA
Huntington
Center..........   1989   105,879   4,365     --  110,244  100.0  1,285,121     11.66    Toys 'R' Us, Lucky Stores
 Huntington
 Beach, Ca
Kenneth Hahn
Plaza...........   1987    97,186  11,798  41,325 162,665   92.4  1,431,865      9.35    Food 4 Less, Pic-N-Save, Thrifty,
 Los Angeles, CA                                                                         Super Trak Auto
La Verne Towne
Center..........   1986   158,860   1,940  46,203 231,143   89.6  1,210,250      5.85    Target, Albertson's
 La Verne, CA
Lakewood Plaza..   1989    93,342   4,365  15,804 113,511  100.0  1,267,897     11.17    Lucky Stores, Staples
 Bellflower, CA
Loma Square.....   1980    96,514     --  107,370 210,704   96.8  2,705,831     13.27    T.J. Maxx, Circuit City, Sav-on Drugs
 San Diego, CA                                                                           Staples, Super Crown Books
Montebello Town
Square..........   1992   210,533   7,879  25,167 250,438   97.3  2,716,149     11.15    Sears, Toys 'R' Us, AMC Theatres, Petco
 Montebello, CA
Mountain Square
 Shopping
 Center.........   1988   186,036     --   47,619 273,280   85.5  2,911,461     12.46    Home Depot, Staples, Pavillions
 Upland, CA
North County
Plaza...........   1987    43,610  28,720  71,170 153,325   93.6  2,071,890     14.44    Marshall's, Michael's, Kids 'R' Us
 Carlsbad, CA
Parkway Place...   1989    91,127  12,917  13,756 120,460   97.8  1,228,084     10.43    Advantage (Lucky), Office Depot
 Escondido, CA
Pomona Gateway
Center..........   1993    96,418   6,487   2,492 108,887   96.8    937,467      8.89    Vons, Pic-N-Save
 Pomona, CA

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                            As of December 31, 1998

                   Year
                   Built       Total Leased GLA                         Annualized    Average
                    or    ---------------------------  Company  Percent    Base      Base Rent             Anchor or
Property Name     Remodel  Anchor     Pad     Shop    Owned GLA Leased     Rent     per sq. ft.        Principal Tenants
-------------     ------- --------- ------- --------- --------- ------- ----------- -----------        -----------------
San Fernando
 Mission Plaza..   1991      50,508   2,293    14,391    67,192  100.0      898,979    13.38    KV-Mart (Vons)
 San Fernando,
 CA
Torrance                                                                                        Ross, Marshall's, Office Depot,
 Promenade......   1991     211,883  20,496    30,849   263,228  100.0    4,076,086    15.49    Linens &
                                                                                                Things, Kids R Us, Bookstar,
 Torrance, CA                                                                                   Sears Homelife
                                                                                                Food 4 Less, KMart, Sav-On
Vermont-Slauson.   1981     142,411   3,720    23,613   169,744  100.0      977,447     5.76    Drugs
 Los Angeles, CA
Vineyards
Marketplace.....   1991      21,415     --     30,116    56,035   92.0      761,907    14.79    Albertson's*, Sav-on Drugs
 Rancho
 Cucamonga, CA
                          --------- ------- --------- ---------  -----  -----------   ------
Southern
 California
 Region.........          2,733,760 346,842   837,461 4,256,736   92.0  $46,741,018   $11.92
                          --------- ------- --------- ---------  -----  -----------   ------
Southwest Region
Charleston                                                                                      Home Base, Lucky Stores*, Sav-
Plaza...........   1989     153,131   9,226    43,212   222,594   92.4  $ 2,126,442   $10.34    on,
 Las Vegas, NV                                                                                  GreenBacks, Family Bargain
                                                                                                Center
Kyrene Village..   1987      95,957   5,120    57,902   161,174   98.6    1,162,944     7.32    Bashas', Kyrene Lanes, The Oak
                                                                                                Store
 Chandler, AZ
North Mountain                                                                                  Fry's Food & Drug*, T.J. Maxx,
 Village........   1985      41,215     --     53,164    94,379  100.0      863,450     9.15    GreenBacks
 Phoenix, AZ
Southern Palms                                                                                  Heilig Meyer Furniture, Coomers
Center..........   1980      28,000  20,025   126,046   254,863   68.3    1,608,805     9.24    Craft Mall
 Tempe, AZ
Sunrise Place
Center..........   1992     103,025   5,100    28,694   143,999   95.0      813,912     5.95    Smith's Food & Drug
 Tucson, AZ
                          --------- ------- --------- ---------  -----  -----------   ------
Southwest
Region..........            421,328  39,471   309,018   877,009   87.8  $ 6,575,553   $ 8.54
                          ========= ======= ========= =========  =====  ===========   ======
COMMUNITY RETAIL
 CENTERS                  4,520,719 501,553 2,225,012 7,887,404   91.9  $81,692,156   $11.26
                          ========= ======= ========= =========  =====  ===========   ======
Regional Malls
Baldwin Hills                                                                                   Sears*, Macy's*, Lucky Stores,
 Crenshaw Plaza.   1988     141,554  29,610   155,948   359,604   91.0  $ 5,846,519   $17.87    T.J.Maxx,
                                                                                                Robinsons-May*, Magic Johnson
 Los Angeles, CA                                                                                Theatres

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                            As of December 31, 1998

                   Year
                   Built       Total Leased GLA                           Annualized    Average
                    or    ---------------------------  Company   Percent     Base      Base Rent             Anchor or
Property Name     Remodel  Anchor     Pad     Shop    Owned GLA  Leased      Rent     per sq. ft.        Principal Tenants
-------------     ------- --------- ------- --------- ---------- ------- ------------ -----------        -----------------
Media City                                                                                        Macy's, IKEA*, Sears*, CompUSA,
 Center.........   1992     467,961  48,984   226,410    818,405   90.8    11,456,397    15.41    AMC Theatres
                                                                                                  Mervyn's*, Office Depot,
Burbank, CA                                                                                       Barnes&Noble,
                                                                                                  Virgin Records, Circuit City,
                                                                                                  SportsChalet
                          --------- ------- --------- ----------  -----  ------------   ------
Regional Malls..            609,515  78,594   382,358  1,178,009   90.9    17,302,916   $16.16
                          ========= ======= ========= ==========  =====  ============   ======
SINGLE TENANT
 FACILITIES
Home Base.......   1988     107,165     --        --     107,165  100.0  $    870,180   $ 8.12    Home Base
Glendora, CA
KMart...........   1990     104,204     --        --     104,204  100.0       551,576     5.29    KMart
Phoenix, AZ
KMart...........   1990      86,479     --        --      86,479  100.0       457,744     5.29    KMart
Banning, CA
KMart...........   1990      86,479     --        --      86,479  100.0       507,915     5.87    KMart
El Centro, CA
KMart...........   1990      86,479     --        --      86,479  100.0       365,373     4.22    KMart
Los Banos, CA
KMart...........   1990      86,479     --        --      86,479  100.0       415,951     4.81    KMart
Madera, CA
KMart...........   1990      86,479     --        --      86,479  100.0       411,132     4.75    KMart
Rocklin, CA
Montgomery
 Wards..........   1989     102,400     --        --     102,400  100.0       537,600     5.25    Montgomery Ward
Tucson, AZ
Vons............   1989      36,800     --        --      36,800  100.0       312,800     8.50    Vons
Escondido, CA
Vons............   1993     102,400     --        --     102,400  100.0       907,959     8.06    Vons
Simi Valley, CA
Sam's Club......   1988     110,822   3,900       --     114,722  100.0       731,811     6.38    Sam's Club (Wal-Mart)
Downey, CA
Sam's Club......   1988     110,784   8,342       --     119,126  100.0     1,058,990     8.89    Sam's Club (Wal-Mart)
Fountain Valley,
 CA
                          --------- ------- --------- ----------  -----  ------------   ------
SINGLE TENANT
 FACILITIES.....          1,106,970  12,242       --   1,119,212  100.0  $  7,129,031   $ 6.37
                          --------- ------- --------- ----------  -----  ------------   ------
TOTAL
 PROPERTIES.....          6,237,204 592,389 2,607,370 10,184,625   92.7  $106,124,103   $11.23
                          ========= ======= ========= ==========  =====  ============   ======

------
* Anchor space non-owned by Company

                                  CENTER TRUST

                      LEASE EXPIRATIONS--OVERALL PORTFOLIO
                               December 31, 1998

                             Overall Portfolio          Anchors             Pads             Shops
                         ------------------------- ------------------ ---------------- ------------------
                         Number             Base               Base             Base               Base
  Year of                  of    Square   Rent Per  Square   Rent Per Square  Rent Per  Square   Rent Per
 Expiration              Leases   Feet    Sq. Ft.    Feet    Sq. Ft.   Feet   Sq. Ft.    Feet    Sq. Ft.
 ----------              ------ --------- -------- --------- -------- ------- -------- --------- --------
Month-to-Month..........   152    286,614  $12.21     64,496  $ 2.54    5,365  $ 8.60    216,753  $15.18
1999....................   193    427,087   15.09     62,313   11.41    5,952   14.72    358,822   15.74
2000....................   186    575,140   13.74    176,347    9.30   47,749   14.66    351,044   15.84
2001....................   228    773,008   12.89    320,422    6.98   36,397   16.74    416,189   17.10
2002....................   177    717,842   12.75    307,373    7.51   64,890   16.75    345,579   16.66
2003....................   124    569,375   11.39    226,886    6.29   46,772   15.64    295,717   14.64
2004....................    64    665,175    9.78    507,906    7.64   26,788   14.83    130,481   17.08
2005....................    41    393,388   13.43    240,580   12.47   29,679   14.41    123,129   15.07
2006....................    47    331,741   14.46    172,353   13.48   37,105   13.00    122,283   16.28
2007....................    42    398,602   12.20    232,109    9.91   48,738   11.48    117,755   17.01
2008....................    30    493,284   10.83    423,693    9.67   36,754   20.70     32,837   14.74
THEREAFTER..............   118  3,805,707    9.38  3,502,726    9.00  206,200   14.25     96,781   12.21
                         -----  ---------  ------  ---------  ------  -------  ------  ---------  ------
    TOTAL............... 1,402  9,436,963  $11.23  6,237,204  $ 8.92  592,389  $14.89  2,607,370  $15.90
                         =====  =========  ======  =========  ======  =======  ======  =========  ======

              LEASE EXPIRATIONS--TOTAL COMMUNITY SHOPPING CENTERS
                               December 31, 1998

                             Overall Portfolio          Anchors             Pads             Shops
                         ------------------------- ------------------ ---------------- ------------------
                         Number             Base               Base             Base               Base
  Year of                  of    Square   Rent Per  Square   Rent Per Square  Rent Per  Square   Rent Per
 Expiration              Leases   Feet    Sq. Ft.    Feet    Sq. Ft.   Feet   Sq. Ft.    Feet    Sq. Ft.
 ----------              ------ --------- -------- --------- -------- ------- -------- --------- --------
Month-to-Month..........    94    216,355  $10.52     64,496  $ 2.54    5,365  $ 8.60    146,494  $14.11
1999....................   163    387,340   14.38     62,313   11.41    5,952   14.72    319,075   14.95
2000....................   172    552,481   13.49    176,347    9.30   43,849   15.24    332,285   15.49
2001....................   184    721,931   11.61    320,422    6.98   36,397   16.74    365,112   15.16
2002....................   150    659,735   11.83    307,373    7.51   55,508   17.72    296,854   15.21
2003....................   101    525,351   10.28    226,886    5.61   46,772   15.64    251,693   13.50
2004....................    48    498,590    9.75    374,934    7.95   20,288   16.63    103,368   14.94
2005....................    29    276,609   10.30    143,001    7.24   27,959   13.51    105,649   13.59
2006....................    40    289,654   14.17    147,049   12.53   30,695   14.05    111,910   16.34
2007....................    33    308,805   11.68    195,309   10.17   48,738   11.48     64,758   16.39
2008....................    26    335,456   10.47    271,571    9.03   31,754   18.93     32,131   14.23
THEREAFTER..............    89  2,474,977   10.41  2,231,018   10.16  148,276   12.85     95,683   12.10
                         -----  ---------  ------  ---------  ------  -------  ------  ---------  ------
    TOTAL............... 1,129  7,247,284  $11.26  4,520,719  $ 9.14  501,553  $14.59  2,225,012  $14.79
                         =====  =========  ======  =========  ======  =======  ======  =========  ======

                                  CENTER TRUST

            LEASE EXPIRATIONS--COMMUNITY SHOPPING CENTERS BY REGION
                               December 31, 1998

  Pacific Northwest Region

                              Overall Region           Anchors            Pads            Shops
                         ------------------------- ---------------- ---------------- ----------------
                         Number             Base             Base             Base             Base
                           of    Square   Rent Per Square  Rent Per Square  Rent Per Square  Rent Per
   Year of Expiration    Leases   Feet    Sq. Ft.   Feet   Sq. Ft.   Feet   Sq. Ft.   Feet   Sq. Ft.
   ------------------    ------ --------- -------- ------- -------- ------- -------- ------- --------
Month-to-Month..........   27      95,179  $ 9.14   42,420   $2.30    1,000  $12.60   51,759  $14.69
1999....................   48     128,697   12.54   14,910    6.60    1,677   16.85  112,110   13.27
2000....................   42     117,444   13.97      --      --    18,790   18.34   98,654   13.14
2001....................   44     198,285    9.98  105,780    5.37      --      --    92,505   15.12
2002....................   35     152,482   10.93   68,605    6.70   12,100   13.98   71,777   14.46
2003....................   30     131,495   10.76   26,832    6.04    9,974   17.63   94,689   11.38
2004....................   12     124,642    5.49   86,385    2.02    3,017   11.26   35,240   13.51
2005....................    9      80,860   11.66   29,080    6.30   12,259   12.95   39,521   15.21
2006....................   13      81,642   13.12   47,130    8.58      --      --    34,512   19.32
2007....................    9      48,639   14.16      --      --    18,562   11.53   30,077   15.79
2008....................   11     129,885    9.58  109,804    9.04   10,136   13.72    9,945   11.33
THEREAFTER..............   18     435,759    9.70  398,490    9.60   15,885   11.58   21,384    9.55
                          ---   ---------  ------  -------  ------  -------  ------  -------  ------
  TOTAL.................  298   1,725,009  $10.46  929,436   $7.50  103,400  $14.05  692,173  $13.86
                          ===   =========  ======  =======  ======  =======  ======  =======  ======

  Northern and Central California Region

                              Overall Region           Anchors            Pads            Shops
                         ------------------------- ---------------- ---------------- ----------------
                         Number             Base             Base             Base             Base
                           of    Square   Rent Per Square  Rent Per Square  Rent Per Square  Rent Per
   Year of Expiration    Leases   Feet    Sq. Ft.   Feet   Sq. Ft.   Feet   Sq. Ft.   Feet   Sq. Ft.
   ------------------    ------ --------- -------- ------- -------- ------- -------- ------- --------
Month-to-Month..........   26      32,341  $12.43      --      --       --      --    32,341  $12,43
1999....................   26      39,676   13.49      --      --       --      --    39,676   13.49
2000....................   32      97,649   10.28   52,165  $ 6.47      --      --    45,484   14.65
2001....................   34      74,353   13.68      --      --       --      --    74,353   13.68
2002....................   29      71,713   15.02      --      --     6,658  $12.30   65,055   15.30
2003....................   18      91,751   14.59   23,247   18.65      --      --    68,504   13.21
2004....................   11      38,541   18.51   16,000   26.26    1,650   14.67   20,891   12.88
2005....................    3      40,246    7.83   25,844    6.71      --      --    14,402    9.85
2006....................    4      19,940   12.17      --      --       --      --    19,940   12.17
2007....................    4      51,288   12.90   49,416   12.48      --      --     1,872   24.04
2008....................    1       2,600   20.92      --      --       --      --     2,600   20.92
THEREAFTER..............    7     274,297   10.53  269,523   10.41    3,500   15.00    1,274   24.00
                          ---   ---------  ------  -------  ------  -------  ------  -------  ------
  TOTAL.................  195     834,395  $12.28  436,195  $10.97   11,808  $13.43  386,392  $13.73
                          ===   =========  ======  =======  ======  =======  ======  =======  ======

                                  CENTER TRUST

            LEASE EXPIRATIONS--COMMUNITY SHOPPING CENTERS BY REGION
                               December 31, 1998

  Southern California Region

                              Overall Region            Anchors             Pads            Shops
                         ------------------------- ------------------ ---------------- ----------------
                         Number             Base               Base             Base             Base
        Year of            of    Square   Rent Per  Square   Rent Per Square  Rent Per Square  Rent Per
       Expiration        Leases   Feet    Sq. Ft.    Feet    Sq. Ft.   Feet   Sq. Ft.   Feet   Sq. Ft.
       ----------        ------ --------- -------- --------- -------- ------- -------- ------- --------
Month-to-Month..........   30      71,776  $10.62     22,076  $ 3.00    4,365  $ 7.65   45,335  $14.61
1999....................   65     181,416   15.69     47,403   12.92    4,275   13.88  129,738   16.76
2000....................   78     279,261   14.84    109,580   11.12   25,059   12.80  144,622   18.02
2001....................   81     373,843   12.12    214,642    7.77   31,265   16.85  127,936   18.28
2002....................   59     342,935   12.19    210,768    8.02   33,000   19.02   99,167   18.76
2003....................   43     272,372    9.28    176,807    4.71   36,798   15.10   58,767   19.38
2004....................   23     314,182   10.38    257,549    8.74    9,396   22.43   47,237   16.92
2005....................   14     107,517   11.51     58,312    8.69   15,700   13.96   33,505   15.27
2006....................   18     176,038   14.47     99,919   14.40   25,575   14.26   50,544   14.72
2007....................   16     143,660   12.37     89,975   11.33   30,176   11.45   23,509   17.53
2008....................   10     145,766   12.91    113,580   10.61   18,600   23.50   13,586   17.56
THEREAFTER..............   56   1,509,297   11.28  1,333,149   11.04  112,633   12.79   63,515   13.49
                          ---   ---------  ------  ---------  ------  -------  ------  -------  ------
    TOTAL...............  493   3,918,063  $11.92  2,733,760  $ 9.96  346,842  $14.81  837,461  $17.13
                          ===   =========  ======  =========  ======  =======  ======  =======  ======

  Southwest Region

                             Overall Region          Anchors           Pads            Shops
                         ----------------------- ---------------- --------------- ----------------
                         Number           Base             Base            Base             Base
        Year of            of   Square  Rent Per Square  Rent Per Square Rent Per Square  Rent Per
       Expiration        Leases  Feet   Sq. Ft.   Feet   Sq. Ft.   Feet  Sq. Ft.   Feet   Sq. Ft.
       ----------        ------ ------- -------- ------- -------- ------ -------- ------- --------
Month-to-Month..........   11    17,059  $12.53      --     --       --      --    17,059  $12.53
1999....................   24    37,551   15.12      --     --       --      --    37,551   15.12
2000....................   20    58,127   10.94   14,602  $5.75      --      --    43,525   12.62
2001....................   25    75,450   11.28      --     --     5,100  $13.73   70,350   11.10
2002....................   27    92,605    9.25   28,000   5.58    3,750   27.95   60,855    9.78
2003....................   10    29,733    9.29      --     --       --      --    29,733    9.29
2004....................    2    21,225    9.61   15,000   9.03    6,225   11.00      --      --
2005....................    3    47,986    7.38   29,765   5.80      --      --    18,221    9.96
2006....................    5    12,034   13.39      --     --     5,120   13.00    6,914   13.68
2007....................    4    65,218    7.36   55,918   6.26      --      --     9,300   13.94
2008....................    4    57,205    5.79   48,187   5.29    3,018    8.18    6,000    8.60
THEREAFTER..............    8   255,624    6.33  229,856   5.71   16,258   14.70    9,510    7.01
                          ---   -------  ------  -------  -----   ------  ------  -------  ------
    TOTAL...............  143   769,817  $ 8.54  421,328  $5.85   39,471  $14.61  309,018  $11.35
                          ===   =======  ======  =======  =====   ======  ======  =======  ======

                                  CENTER TRUST

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                            As of December 31, 1998

                                                 Percentage   Total   Percentage
                           Number of Annualized   of Total   Tenant   of Company
Retail Tenant               Stores    Base Rent  Base Rent     GLA    Owned GLA
-------------              --------- ----------- ---------- --------- ----------
 1. AMC Theatres.........       6    $ 5,907,780    5.57%     259,842    2.55%
 2. Safeway/Vons.........       9      4,541,856    4.28%     533,019    5.23%
 3. Sam's Club/Wal-Mart
 Stores..................       3      3,138,834    2.96%     321,525    3.16%
 4. Lucky Stores, Inc. ..       5      3,081,453    2.90%     308,170    3.03%
 5. Kmart Group..........       7      2,927,871    2.76%     619,103    6.08%
 6. Toys "R" Us..........       6      2,593,180    2.44%     236,091    2.32%
 7. TJX..................       9      1,959,110    1.85%     247,614    2.43%
 8. Home Depot...........       2      1,875,930    1.77%     200,549    1.97%
 9. Sears Roebuck & Co. .       5      1,797,587    1.69%     320,722    3.15%
10. Fred Meyers
 (Ralphs/FFL/QFC)........       5      1,650,745    1.56%     196,674    1.93%
11. Home Base............       2      1,645,570    1.55%     212,572    2.09%
12. Office Depot.........       5      1,523,537    1.44%     124,841    1.23%
13. Barnes & Noble.......       4      1,465,822    1.38%      70,276    0.69%
14. Ross Stores, Inc. ...       6      1,381,171    1.30%     170,012    1.67%
15. Payless ShoeSource,
 Inc. ...................      18      1,326,065    1.25%      61,527    0.60%
16. Magic Johnson
 Theatres................       1      1,288,210    1.21%      67,579    0.66%
17. The Limited..........       8      1,169,530    1.10%      63,457    0.62%
18. Dayton Hudson
 (Mervyn's/Target).......       3      1,131,500    1.07%     261,938    2.57%
19. Staples..............       4      1,105,729    1.04%      94,159    0.92%
                              ---    -----------   -----    ---------   -----
    Total................     108    $41,511,480   39.12%   4,369,670   42.90%
                              ===    ===========   =====    =========   =====

                                  CENTER TRUST

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                            As of December 31, 1998

                                        Total
                                       Segment    Percent    Total    Percent
                            Number   Annualized  of Total   Segment  of Company
   Segment Type            of Leases  Base Rent  Base Rent    GLA    Owned GLA
   ------------            --------- ----------- --------- --------- ----------
Grocery Stores............     25    $10,780,598   10.16%  1,303,854   12.80%
Theatres..................      9      8,219,557    7.75%    409,694    4.02%
Fast Food Restaurants.....    196      6,949,578    6.55%    332,758    3.27%
Discount Department
 Stores...................     11      6,248,205    5.89%  1,055,360   10.36%
Restaurants...............     76      5,998,163    5.65%    404,320    3.97%
Discount Apparel Stores...     34      4,393,464    4.14%    518,508    5.09%
Department Stores.........     12      4,373,675    4.12%    914,514    8.98%
Women's Wear Stores.......     60      4,151,580    3.91%    252,558    2.48%
Home Improvement..........     13      4,139,787    3.90%    476,949    4.68%
Home Furnishings..........     22      3,160,807    2.98%    247,507    2.43%
Audio/Video Stores........     30      3,143,264    2.96%    173,869    1.71%
Electronic Stores.........     28      2,901,205    2.73%    181,015    1.78%
Office Supply Stores......     10      2,646,621    2.49%    219,930    2.16%
Major Shoe Stores.........     41      2,620,878    2.47%    133,910    1.31%
Toy Stores................     16      2,589,135    2.44%    231,478    2.27%
Bank And Financial
 Services.................     55      2,350,677    2.22%    154,934    1.52%
Sporting Goods Stores.....     22      2,259,306    2.13%    171,266    1.68%
                              ---    -----------   -----   ---------   -----
    Total.................    660    $76,926,500   72.49%  7,182,424   70.52%
                              ===    ===========   =====   =========   =====

                                  CENTER TRUST

     CONSOLIDATED STATEMENTS OF OPERATIONS AND RECONCILIATION TO FUNDS FROM
                                   OPERATIONS
                                 (in thousands)

                                     Three Months Ended   Twelve Months Ended
                                        December 31,          December 31,
                                     -------------------- ---------------------
                                       1998       1997       1998       1997
                                     ---------  --------- ----------  ---------
                                        (unaudited)           (unaudited)
Rental revenues....................  $  26,732  $ 16,965  $   94,756  $  64,682
Expense reimbursements.............      8,626     5,182      28,909     19,204
Percentage rents...................        925       357       1,728        982
Other income.......................      1,491     1,098       5,102      4,093
                                     ---------  --------  ----------  ---------
    Total revenues.................     37,774    23,602     130,495     88,961
                                     ---------  --------  ----------  ---------
Interest...........................     13,218     9,073      48,385     36,083
Depreciation and amortization......      6,795     4,976      24,313     18,333
Property operating costs:
  Common area......................      6,014     4,070      20,393     13,925
  Property taxes...................      3,753     1,985      12,477      7,663
  Leasehold rentals................        415       406       1,652      1,634
  Marketing........................        378       283         685        529
  Other operating..................      1,393     1,109       5,293      3,969
General and administrative.........      1,896       873       5,835      2,941
Non-recurring charges..............        --      9,355         --       9,355
                                     ---------  --------  ----------  ---------
    Total expenses.................     33,862    32,130     119,033     94,432
                                     ---------  --------  ----------  ---------
Income (Loss) From Operations
 Before Other Items................      3,912    (8,528)     11,462     (5,471)
Gain on Sale of Asset..............        --        --        1,055        --
Write-down of Asset Held for Sale..    (21,685)      --      (21,685)       --
Equity in Unconsolidated
 Subsidiary........................        --        --          --          19
Minority interests--Operating
 Partnership.......................      2,980     2,234       1,323      1,508
Minority interests--Other..........        (62)      (63)       (268)      (279)
                                     ---------  --------  ----------  ---------
Net Loss Before Extraordinary Item.    (14,855)   (6,357)     (8,113)    (4,223)
Extraordinary Loss on Early
 Extinguishment of Debt............        --       (422)        --        (422)
                                     ---------  --------  ----------  ---------
Net Loss...........................  $ (14,855) $ (6,779) $   (8,113) $  (4,645)
                                     =========  ========  ==========  =========
Adjustments to reconcile net income
 to FFO:
  Depreciation of real property....      6,729     4,936      24,155     18,247
  Non-recurring Charge--Haagen
   Retirement......................        --      9,355         --       9,355
  Minority Interests...............     (3,060)   (2,304)     (1,634)    (1,810)
  Gain on Sale of Asset............        --        --       (1,055)       --
  Write-down of Asset Held for
   Sale............................     21,685       --       21,685        --
  Extraordinary Loss on Early
   Extinguishment of Debt..........        --        422         --         422
  Other............................        401       355       1,263        355
                                     ---------  --------  ----------  ---------
Funds From Operations--Basic.......     10,900     5,985      36,301     21,924
Adjustments to reconcile Basic to
 Diluted FFO:
  Debenture interest...............      3,141     3,142      12,568     12,569
  Amortization of Deferred costs--
   Debentures......................        325       325       1,300      1,300
                                     ---------  --------  ----------  ---------
Funds From Operations--Diluted(2)..  $  14,366  $  9,452  $   50,169  $  35,793
                                     =========  ========  ==========  =========

                                  CENTER TRUST

                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)

                                          December 31, December 31, December 31,
                                              1998         1997         1996
                                          ------------ ------------ ------------
                                          (unaudited)
                 ASSETS
                 ------
Rental Properties.......................   $1,074,629    $783,279    $ 659,565
Accumulated depreciation and
 amortization...........................     (141,785)   (121,202)    (104,330)
                                           ----------    --------    ---------
Rental properties, net..................      932,844     662,077      555,235
Cash and cash equivalents...............        6,636       3,613        5,941
Tenant receivables, net.................       13,543       6,017        5,987
Other Receivables.......................        7,984       7,575        3,650
Receivable From Management Company......          --          --         1,055
Investment in Management Company........          --          --           621
Restricted cash.........................        5,437       9,435        3,252
Deferred charges, net...................       18,682      19,759       18,365
Other assets............................        1,895       2,237          770
                                           ----------    --------    ---------
    Total...............................   $  987,021    $710,713    $ 594,876
                                           ==========    ========    =========
  LIABILITIES AND STOCKHOLDERS' EQUITY
  ------------------------------------
LIABILITIES
Secured debt............................   $  497,386    $313,660    $ 242,641
7 1/2% Convertible subordinated
 debentures.............................      138,599     138,599      138,599
7 1/4% Exchangeable subordinated
 debentures.............................       30,000      30,000       30,000
Accrued distributions...................       10,931       7,371        7,039
Accrued interest........................        5,873       5,604        5,490
Accounts payable and other accrued
 expenses...............................        6,718       8,482        5,340
Accrued construction costs..............        1,955      10,996        1,207
Tenant security and other deposits......        5,957       4,729        4,287
                                           ----------    --------    ---------
    Total liabilities...................      697,419     519,441      434,603
                                           ----------    --------    ---------
MINORITY INTERESTS Operating Partnership
 (4,978,240, 4,280,789 and 4,286,456
 units issued as of December 31, 1998,
 1997 and 1996, respectively)...........       47,215      39,685       41,640
Other minorities........................        2,016       1,748        2,007
                                           ----------    --------    ---------
    Total minority interest.............       49,231      41,433       43,647
                                           ----------    --------    ---------
REDEEMABLE COMMON STOCK (590,034 and
 510,034 shares outstanding as of
 December 31, 1998 and 1997,
 respectively, redeemable on May 25,
 1999)..................................        9,903       8,385          --
                                           ----------    --------    ---------
STOCKHOLDERS' EQUITY
  Common stock ($.01 par value,
   100,000,000 shares authorized;
   24,756,693, 15,664,814 and 12,024,378
   shares issued and outstanding as of
   December 31, 1998, 1997 and 1996,
   respectively)........................          248         157          120
  Additional paid-in capital............      354,281     223,972      174,792
    Accumulated distributions and
     deficit............................     (124,061)    (82,675)     (58,286)
                                           ----------    --------    ---------
    Total stockholders' equity..........      230,468     141,454      116,626
                                           ----------    --------    ---------
    Total...............................   $  987,021    $710,713    $ 594,876
                                           ==========    ========    =========

                                 CENTER TRUST

                          SUMMARY OF OUTSTANDING DEBT
                               December 31, 1998
                                (In thousands)

                                                                                       Balance      Balance
                                                                            Maturity December 31, December 31,
         Lender                       Property                Rate            Date       1998         1997
         ------            ------------------------------ -------------     -------- ------------ ------------
Mortgage Loans
Aetna Life Insurance
 Company                   Covina Town Square                     9.600%    09/01/04   $ 17,807     $ 17,960
Metropolitan Life
 Insurance Company         Date Palm Center                      10.450%    07/31/02      9,391        9,515
Metropolitan Life
 Insurance Company         Vons--Escondido                        9.300%    11/01/99      2,686        2,726
Massachusetts Mutual Life
 Insurance Company         Fire Mountain Center                  10.250%    10/01/99      7,383        7,481
The Travelers Insurance
 Company                   Home Base--Glendora                    9.500%    10/01/99      6,058        6,110
Aid Association for
 Lutherans                 Gardena Gateway Center                10.050%    02/15/02      6,641        6,710
Connecticut General Life
 Insurance Company         Gresham Town Fair                      7.500%    04/01/99      9,442        9,762
Aid Association for
 Lutherans                 Westgate North Shopping Center         8.300%    04/01/14      6,066        5,955
Teachers Insurance and
 Annuity Association of
 America                   Pavilions Centre                       7.440%    08/01/06     24,542          --
The Travelers Insurance
 Company                   North County Plaza                    10.375%    01/31/03     15,890          --
The Prudential Insurance
 Company of America        Loma Square                            9.310%    08/15/99     18,881          --
Sun Life Assurance
 Company of Canada         Fairwood Shopping Center               8.375%    02/01/04      7,458          --
Principal Mutual Life
 Insurance Company         North Mountain Village                 8.250%    05/01/01      8,234          --
Column Financial, Inc.     Mineral King Plaza                     9.680%    08/01/06      3,761          --
DLJ Mortgage Acceptance
 Corp.                     Charleston Plaza                       8.050%    01/01/06     15,415          --
Eastrich #79 Corporation
 (AEW)(1)                  Loan # 1                              11.450%    10/15/06     29,607       30,691
Eastrich #79 Corporation
 (AEW)(2)                  Loan # 2                              10.900%    10/15/06      9,538        9,884
Nomura Asset Capital
 Corporation(3)            Tranche A                              8.938%    04/01/05     22,377       22,540
Nomura Asset Capital
 Corporation(3)            Tranche B                              9.000%    04/01/10     33,236       33,474
                                                                                       --------     --------
   Total Mortgage Loans
    Payable                                                       9.321%(6)             254,413      162,808
                                                                                       --------     --------
CRA--Certificates of
 Participation, Series
 1985                      Baldwin Hills Crenshaw Plaza           5.300%    12/01/14     30,000       30,000
CDC--Certificates of
 Participation, Series
 1985                      Kenneth Hahn Plaza                     5.200%    12/01/15      6,000        6,000
Chase Manhattan Bank(4)    Secured Line of Credit         LIBOR+1-1.375%    12/30/00    200,895      108,727
                                                                                       --------     --------
   Total secured debt(5)                                                                491,308      307,535
                                                                                       --------     --------
Convertible debentures(7)                                         7.500%    01/15/01    138,599      138,599
Exchangeable
 debentures(8)                                                    7.250%    12/27/03     30,000       30,000
                                                                                       --------     --------
   Total debt outstanding                                                              $659,907     $476,134
                                                                                       ========     ========

-------
(1) Secured by KMart--Rocklin, KMart--El Centro, KMart--Banning, KMart--Los Banos, Kmart--Madera, KMart--Phoenix, Advantage, Huntington Beach, Oracle Road and Simi Valley. Crosscollateralized with AEW Loan 2.

(2) Secured by Lakewood, Sam's Club--Downey, and Parkway Place.
    Crosscollateralized with AEW Loan 1.

(3) Secured by San Fernando Mission, Rosedale, Country Fair, Fullerton, La Verne, and Sam's Club--Fountain Valley.

(4) Secured by Media City, Montebello, The City Center, Medford Shopping Center, Empire Center, Ross Center, Pacific Linen, Vancouver Park Place, Smitty's, Marshalls Plaza, Ross Plaza--Silverdale, Covington, Vineyards Marketplace, Frontier Village, Rheem Valley, Sixth Avenue, Madera Market Place and South Pointe Plaza.

(5) Excludes $6.1 million in Community Facility District Bonds at Empire
    Center.

(6) Weighted average interest rate on mortgage debt.

(7) Convertible debentures bear interest at 7 1/2 and mature January 15, 2001. Such debentures are convertible into common stock at a conversion price of $18.00 per share.

(8) Exchangeable debentures bear interest at 7 1/4% and mature December 31, 2003. Such debentures may be exchanged for common stock at an exchange rate of $18.00 per share or may be put to the Company after December 27, 2000 for principal amount plus accrued interest.

                                  CENTER TRUST

                  SCHEDULE OF SECURED DEBT MATURITIES BY YEARS
                               December 31, 1998

                                               Scheduled
                                              Amortization Scheduled
  Year                                          Payments   Maturities    Total
  ----                                        ------------ ----------   --------
1999.........................................   $ 4,661     $ 43,780    $ 48,441
2000.........................................     4,372      200,895(1)  205,267
2001.........................................     4,778        8,105      12,883
2002.........................................     5,077        8,842      13,919
2003.........................................     4,779       14,434      19,213
2004.........................................     4,685       22,625      27,310
2005.........................................     4,380       20,953      25,333
2006.........................................     3,329       59,780      63,109
2007.........................................     1,107          --        1,107
2008.........................................     1,199          --        1,199
Thereafter...................................     9,140       64,387      73,527
                                                -------     --------    --------
  Total......................................   $47,507     $443,801    $491,308
                                                =======     ========    ========

--------
(1) Represents amount outstanding on the Company's secured credit facility which is due on December 31, 2000.